UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

Date of Report
(Date of earliest
event reported): May 7, 2015

Commission	Name of Registrant, State of Incorporation, Address of	IRS Employer
File Number	Principal Executive Offices and Telephone Number	Identification Number

1-9894	Alliant Energy Corporation (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608) 458-3311	39-1380265
1-4117	Interstate Power and Light Company (an Iowa corporation) Alliant Energy Tower Cedar Rapids, Iowa 52401 Telephone (319) 786-4411	42-0331370
0-337	Wisconsin Power and Light Company (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608) 458-3311	39-0714890

______________________

This combined Form 8-K is separately filed by Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    At the Alliant Energy Corporation (“AEC”) annual meeting of shareowners held on May 7, 2015, AEC’s shareowners, upon the recommendation of AEC’s Board of Directors, approved the Alliant Energy Corporation Amended and Restated 2010 Omnibus Incentive Plan (the “Omnibus Plan”). The Omnibus Plan, which amends and restates the Alliant Energy Corporation 2010 Omnibus Incentive Plan (the “Previous Plan”), was submitted to AEC shareowners for approval for purposes of Section 162(m) of the Internal Revenue Code. The Omnibus Plan is administered by the Compensation and Personnel Committee of the Board of Directors. Awards granted under the Omnibus Plan may consist of performance shares, performance units, shares of common stock, restricted stock, restricted stock units, cash-based awards, or other incentives denominated in cash or shares. Awards may be granted under the Omnibus Plan to officers, other employees, and consultants of AEC or its affiliates and also to members of the Board of Directors of AEC. An aggregate of 4,500,000 shares of common stock of AEC are reserved for issuance under the Omnibus Plan and the Previous Plan, subject to adjustment as described in the Omnibus Plan. The Omnibus Plan amended the Previous Plan by:

•
Adding environmental measures as an additional potential performance goal for performance-based awards and consolidating individual limits on certain awards intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code;

•	Removing stock options as an available type of equity award;

•	Permitting payment of dividends and dividend equivalents on equity awards, payable only to the extent the underlying award vests or becomes payable; and

•	Clarifying the definition of “Change in Control” with respect to a change in the composition of the Board of Directors.

In addition, certain other amendments were made to the Omnibus Plan solely to improve the document’s organization and clarity and are not intended to modify the terms and conditions of the Previous Plan.

The Omnibus Plan is described in more detail in AEC’s proxy statement for its 2015 annual meeting of shareowners filed with the Securities and Exchange Commission on March 24, 2015. The description of the Omnibus Plan set forth above is qualified by reference to the Omnibus Plan filed herewith as Exhibit 10.1, which is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 7, 2015, the Board of Directors of each of AEC, Interstate Power and Light Company (“IPL”) and Wisconsin Power and Light Company (“WPL” and together with AEC and IPL, the “Companies”), approved the Amended and Restated Bylaws of each of AEC, IPL and WPL, respectively, effective May 7, 2015. The Amended and Restated Bylaws of the Companies amended the existing bylaws to reduce the minimum number of directors to seven to mirror Articles of Incorporation, simplify language related to retirement age and permit oral notice as a means for resignation. Copies of the Amended and Restated Bylaws of AEC, IPL and WPL are included as Exhibits 3.1, 3.2 and 3.3, respectively, to this Current Report on Form 8-K and are hereby incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The final results of voting on each of the matters submitted to a vote of shareowners during the annual meeting of shareowners of AEC on May 7, 2015 are as follows.

1.    Election of directors for terms expiring in 2018. Each nominee for director was elected by the following vote:

			Broker
	For	Withheld	Non-Votes

Ann K. Newhall	79,451,847	1,056,121	15,316,222
Dean C. Oestreich	79,372,487	1,135,482	15,316,222
Carol P. Sanders	79,603,627	904,341	15,316,222

2.    Advisory vote on approval of the compensation of AEC’s named executive officers. This matter was approved by the following vote:

			Broker
For	Against	Abstentions	Non-Votes
75,552,455	3,872,419	1,083,095	15,316,222

3.    Approval of the AEC Amended and Restated 2010 Omnibus Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code. This matter was approved by the following vote:

			Broker
For	Against	Abstentions	Non-Votes
76,400,262	3,172,974	934,733	15,316,222

4.    Ratification of the appointment of Deloitte & Touche LLP as AEC’s independent registered public accounting firm for 2015. This matter was approved by the following vote:

For	Against	Abstentions
94,503,012	836,359	484,820

The final results of voting on each of the matters submitted to a vote of shareowners of IPL for action by written consent on May 7, 2015 in lieu of an annual meeting of shareowners are as follows. AEC voted all of the 13,370,788 outstanding shares of common stock of IPL in favor of and approved (1) the election of Ann K. Newhall, Dean C. Oestreich and Carol P. Sanders as directors of IPL for terms expiring in 2018, and (2) the ratification of the appointment of Deloitte & Touche LLP as IPL’s independent registered public accounting firm for 2015. There were no votes withheld, abstentions or broker non-votes with respect to these matters.

Item 9.01.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable

(c)	Exhibits. The following exhibits are being filed herewith:

(3.1)    Amended and Restated Bylaws of Alliant Energy Corporation, effective May 7, 2015
(3.2)    Amended and Restated Bylaws of Interstate Power and Light Company, effective May 7, 2015
(3.3)    Amended and Restated Bylaws of Wisconsin Power and Light Company, effective May 7, 2015
(10.1)    Alliant Energy Corporation Amended and Restated 2010 Omnibus Incentive Plan (incorporated by reference to Appendix A to AEC’s definitive proxy statement filed on Schedule 14A on March 24, 2015 (File No. 1-9894))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION
Date: May 12, 2015	By: /s/ James H. Gallegos James H. Gallegos Senior Vice President, General Counsel & Corporate Secretary
INTERSTATE POWER AND LIGHT COMPANY
Date: May 12, 2015	By: /s/ James H. Gallegos James H. Gallegos Senior Vice President, General Counsel & Corporate Secretary
WISCONSIN POWER AND LIGHT COMPANY
Date: May 12, 2015	By: /s/ James H. Gallegos James H. Gallegos Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Alliant Energy Corporation, effective May 7, 2015

3.2	Amended and Restated Bylaws of Interstate Power and Light Company, effective May 7, 2015

3.3	Amended and Restated Bylaws of Wisconsin Power and Light Company, effective May 7, 2015

10.1
Alliant Energy Corporation Amended and Restated 2010 Omnibus Incentive Plan (incorporated by reference to Appendix A to AEC’s definitive proxy statement filed on Schedule 14A on March 24, 2015 (File No. 1-9894))